--------------------------------------------------------------------------------
CORPORATE FIXED INCOME
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Alliance Bond Fund
Corporate Bond
Portfolio

Annual Report
June 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 16, 2001

Dear Shareholder:

This report contains investment results, strategy and outlook for Alliance Bond Fund Corporate Bond Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2001.

Investment Objectives and Policies

The primary objective of this open-end fund is to maximize income over the long-term, to the extent consistent with providing reasonable safety in the value of each shareholder's investment. As a secondary objective, the Portfolio seeks capital appreciation. To achieve its objectives, the Portfolio invests primarily in corporate bonds. The Portfolio may also hold debt securities issued by the U.S. and foreign governments. Where the Portfolio invests primarily in investment-grade securities (currently 65%) it may also invest a significant amount of its assets in lower-rated debt securities.

Investment Results

The following table shows how the Portfolio performed over the past six- and 12-month periods ended June 30, 2001. For comparison, we have included the Lehman Brothers Long BAA U.S. Credit Index, a measure of the performance of a basket of unmanaged corporate debt securities. We have also included the performance for the Lipper Corporate Debt BBB Rated Funds Average, the average performance of a group of similar corporate bond funds.

INVESTMENT RESULTS*
Periods Ended June 30, 2001

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Bond Fund Corporate Bond Portfolio
  Class A                                                     4.43%     12.03%
--------------------------------------------------------------------------------
  Class B                                                     4.08%     11.24%
--------------------------------------------------------------------------------
  Class C                                                     4.08%     11.33%
--------------------------------------------------------------------------------
Lehman Brothers Long BAA U.S. Credit Index                    6.97%     12.10%
--------------------------------------------------------------------------------
Lipper Corporate Debt BBB Rated Funds Average                 3.73%      9.61%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      maturity. The unmanaged Lipper Corporate Debt BBB Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended June 30, 2001, the Lipper Average consisted of 153 and 146 funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any particular investment, including Alliance Bond Fund Corporate Bond Portfolio.

      Additional investment results appear on pages 6-9.

Over the periods under review, the Portfolio underperformed the Lehman Brothers Long BAA U.S. Credit Index. The Portfolio, however, outperformed an average of similarly managed mutual funds, as measured by the Lipper Corporate Debt BBB Rated Funds Average.

For the six-month period, our individual corporate security selection, particularly in the financial sector, was the primary source of the Portfolio's underperformance. Although the financial sector was the best performing sector, and our specific securities within the sector posted positive overall returns, they did not perform as well as the financial sector holdings within the index.

Also detracting from the Portfolio's performance, relative to the benchmark, were our holdings in emerging markets and Treasuries. Although the emerging markets performed well during the period overall, our holdings in Argentina suffered as they faced a liquidity crisis brought about by a prolonged recession and a slump in tax revenues. Our position in Argentina was relatively small and has subsequently been liquidated from the Portfolio.

As the yield curve steepened and the U.S. Federal Reserve aggressively lowered interest rates, investors began to move from the relative safety of Treasuries back to the credit markets. The Portfolio's Treasury allocation, which helped the Portfolio achieve superior returns last period, dampened performance relative to the index in the first half of 2001.

Contributing positively to performance for the period was our overweight position in financial corporate securities. Although, as mentioned above, our individual security selection in the financial sector underperformed those within the index, our overweighting of this sector, compared to other corporate sectors which did not perform as well, enhanced the Portfolio's returns. Also enhancing performance was our position in Russia, which was added during the reporting period. Russia was the best performer within the emerging market arena as this country continues to benefit from economic reforms.

Market Review

Global economic growth continued to decelerate through the first half of 2001, following an historic period of expansion. In the U.S., restrained consumer spending, inventory reductions, shrinking investment and weaker export performance significantly slowed


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

the U.S. economy. With underlying inflationary pressures subdued, the Federal Reserve lowered interest rates 300 basis points from 6.50% to 3.50% to help stimulate the economy. Growth for the first half of 2001 slowed to an estimated 1% as compared to 1.6% in the last half of 2000.

The traditional fixed income markets, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.62% with investment-grade corporates, despite strong new issuance, outperforming at 5.38%, followed by asset-backed securities at 4.41%, mortgage-backed securities at 3.78%, collateralized mortgage-backed securities at 3.43% and agencies at 3.06%. The aggressive easing of monetary policy incented investors to take on more credit risk, reducing the attraction of U.S. government bonds. For the six-month period, U.S. Treasuries posted the weakest returns at 1.95% with longer-maturity Treasuries underperforming at -0.41%.

Within the corporate sector, record volumes of new issues continued to be well absorbed by a yield-driven market. U.S. domestic, public investment grade debt issued in the first half of 2001 was an impressive $223 billion while total corporate debt issued was $384 billion. Lower quality Baa rated issues advanced over their higher-quality counterparts as lower interest rates marginally reduced their rating risk and attracted investors to higher relative yields. The first half of 2001 found the financial institutions outperforming, lifted by lower interest rates and a steeper yield curve. Within the industrial sector, paper and packaging, retailers and the automotive sector fared well while energy and utility sectors lagged.

The emerging-market sector performed well during the period despite a weaker global environment and in spite of increased volatility emanating from Turkey and Argentina. Emerging-market debt posted a positive return of 5.52% as measured by the country components of the J.P. Morgan Emerging Markets Bond Index Plus for the period.

Investment Strategy

During the six-month period under review, continued aggressive easing of monetary policy and stimulative fiscal policy initiatives, along with a steep yield curve and improving global liquidity, caused us to increase our corporate exposure and decrease our Treasury securities.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Within the corporate sector, we increased our financial (banking and insurance) and cable holdings, and significantly added to our telecommunications holdings. We reduced our allocation to the broadcast and media sub-sector. In addition, we modestly decreased our emerging market allocation in the Portfolio by selling our holdings in Brazil and purchased a smaller position in Argentina. We continued to hold a position in Russia (Russia Federation). The Portfolio's investment strategy will continue to focus on corporate securities at the expense of Treasuries.

Outlook

Interest rate cuts by the Federal Reserve and tax cuts by Congress lead us to believe that economic activity in the U.S. troughed during the second quarter and that a modest recovery will commence during the third quarter. While the Federal Reserve currently maintains an easing bias, further interest rate cuts will depend on economic activity over the next few months. We expect the recovery to be very gradual, as the unwinding of the unprecedented wave of corporate overinvestment continues, profitability remains under pressure, and household debt burdens are high. We estimate U.S. growth to be 1.2% for 2001. Interest rates will remain low in this environment, with a positively sloped yield curve.

We continue to have a positive near-term outlook for corporates. Lower nominal interest rates will encourage investors to reach for yield, and there are mounting expectations for a gradual pick up in economic growth later in the year. Sectors we believe should outperform over the next few months include utilities, telecommunications and banks. While our outlook for the investment-grade sector is positive, security selection is imperative in the face of continued corporate earnings disappointments, escalating defaults, tighter credit availability and expectations of modest economic growth in the second half of 2001.

Although all emerging markets have shown an escalation of risk and volatility in response to Argentina, we remain cautiously optimistic. This is because, compared to earlier periods, there is less leverage in the global financial system and greater economic and financial flexibility due to the implementation of floating exchange rates throughout the world. In the longer-term, we have a positive view in the emerging market sector with our belief that global growth will recover. However, we will continue to closely monitor near-term events in the emerging markets.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in Alliance Bond Fund Corporate Bond Portfolio. We look forward to reporting its progress to you in coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

[PHOTO]   John D. Carifa

[PHOTO]   Wayne D. Lyski

Wayne D. Lyski, Portfolio Manager, has over 27 years of investment experience.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/91 TO 6/30/01

Alliance Bond Fund Corporate Bond Portfolio Class A: $25,551
Lehman Brothers Long BAA U.S. Credit Index: $23,659
Lipper Corporate Debt BBB Rated Funds Average: $21,878

    [The following data was represented by a mountain chart in the printed material.]

               Alliance Bond Fund                           Lipper Corporate
                   Corporate          LB Long BAA U.S.       Debt BBB-Rated
                 Bond Portfolio         Credit Index          Funds Average
-------------------------------------------------------------------------------
     6/30/91         $ 9,573               $10,000               $10,000
     6/30/92         $11,241               $11,683               $11,570
     6/30/93         $14,571               $13,562               $13,275
     6/30/94         $14,196               $13,046               $13,115
     6/30/95         $16,079               $15,682               $14,896
     6/30/96         $18,031               $16,455               $15,800
     6/30/97         $21,022               $18,280               $17,499
     6/30/98         $22,844               $20,950               $19,387
     6/30/99         $21,911               $20,789               $19,524
     6/30/00         $22,810               $21,105               $19,968
     6/30/01         $25,551               $23,659               $21,878


This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Corporate Bond Portfolio Class A shares (from 6/30/91 to 6/30/01) as compared to the performance of an appropriate broad-based index and the Lipper Corporate Debt BBB Rated Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity.

The unmanaged Lipper Corporate Debt BBB Rated Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the 10 year period from 6/30/91 to 6/30/01 the Lipper average consisted of 23 funds. These funds have generally similar investment objectives to Alliance Bond Fund Corporate Bond Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund Corporate Bond Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

     Alliance Bond Fund Corporate Bond Portfolio--Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                         Alliance            Lehman        Lipper Corporate
                        Bond Fund           Brothers          Debt BBB
                        Corporate           Long BAA         Rated Funds
                      Bond Portfolio    U.S. Credit Index      Average
--------------------------------------------------------------------------------
      6/30/92             17.42%             16.83%             15.70%
      6/30/93             29.62%             16.08%             14.75%
      6/30/94             -2.58%             -3.80%             -1.42%
      6/30/95             13.26%             20.20%             13.13%
      6/30/96             12.14%              4.93%              5.96%
      6/30/97             16.59%             11.09%             10.15%
      6/30/98              8.66%             14.61%             10.46%
      6/30/99             -4.08%             -0.77%              0.66%
      6/30/00              4.11%              1.52%              2.28%
      6/30/01             12.03%             12.10%              9.61%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total returns for Class B and Class C shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers Long BAA U.S. Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB Rated Funds Average (the Lipper Average) is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the 10-year period from 6/30/91 to 6/30/01, the Lipper Average consisted of 23 funds. An investor cannot invest directly in an index or average, and its results are not indicative of any specific investment, including Alliance Bond Fund Corporate Bond Portfolio.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $1,225.4
3/11/74
Class B Shares
1/8/93
Class C Shares
5/3/93

SECURITY TYPE

  27.9%  Yankee Bonds
   5.8%  Sovereign Debt                                 [PIE CHART OMITTED]
   5.0%  Preferred Stock
   2.2%  U.S. Treasury
Corporate
  16.8%  Public Utilities - Electric and Gas
   8.7%  Communications
   6.7%  Communications/Mobile
   6.2%  Banking
   6.1%  Cable
   4.8%  Broadcasting/Media
   3.8%  Supermarket/Drug
   2.9%  Aerospace & Defense
   2.9%  Energy

   0.2%  Short-Term

HOLDING TYPE

  94.8%  Fixed Income
   5.0%  Preferred Stock                                [PIE CHART OMITTED]
   0.2%  Short-Term Securities

COUNTRY BREAKDOWN

  61.3%  United States
  15.3%  United Kingdom                                 [PIE CHART OMITTED]
   5.0%  Cayman Islands
   4.2%  Russia
   3.6%  China
   3.5%  Canada
   2.2%  Korea
   1.9%  Bermuda
   1.6%  Argentina
   1.1%  The Netherlands
   0.3%  Chile

All data as of June 30, 2001. The Portfolio's security type, holding type and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year            12.03%                     7.25%
                    5 Years             7.22%                     6.29%
                   10 Years            10.31%                     9.83%
                  SEC Yield**           6.81%

Class B Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year            11.24%                     8.23%
                    5 Years             6.48%                     6.48%
            Since Inception*            8.44%                     8.44%
                  SEC Yield**           6.37%

Class C Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
                     1 Year            11.33%                    10.33%
                    5 Years             6.48%                     6.48%
            Since Inception*            7.06%                     7.06%
                  SEC Yield**           6.39%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio invests a portion of its assets in foreign securities which may magnify fluctuations, particularly in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 1/8/93 Class B; 5/3/93 Class C.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2001.


--------------------------------------------------------------------------------
                                 ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2001

Standard &                                     Principal
Poor's                                            Amount
Ratings+                                           (000)      U.S. $ Value
--------------------------------------------------------------------------------

Corporate Debt Obligations-58.0%
       Aerospace & Defense-2.9%
BBB-   Northrop Grumman Corp.
         7.125%, 2/15/11(a).................    $ 10,000   $     9,898,850
         7.75%, 2/15/31(a)..................      25,000        24,957,975
                                                           ---------------
                                                                34,856,825
                                                           ---------------

       Banking-6.1%
BBB    Sanwa Bank, Ltd.
         7.40%, 6/15/11.....................      57,500        55,548,565
AA-    UBS Preferred Funding Trust II
         7.247%, 6/26/11(b).................      20,000        19,689,600
                                                           ---------------
                                                                75,238,165
                                                           ---------------

       Broadcasting/Media-4.8%
BBB-   News America, Inc.
         7.30%, 4/30/28.....................      35,000        31,201,485
BBB+   Time Warner, Inc.
         8.375%, 3/15/23....................      25,000        27,210,750
                                                           ---------------
                                                                58,412,235
                                                           ---------------

       Cable-6.0%
B+     Charter Communications Holdings LLC
         Zero coupon, 5/15/11(a)............       7,000         4,095,000
         10.00%, 5/15/11(a).................      12,370        12,617,400
         10.75%, 10/01/09...................      15,735        16,639,762
BB+    CSC Holdings, Inc.
         7.875%, 2/15/18....................      43,950        40,679,549
                                                           ---------------
                                                                74,031,711
                                                           ---------------

       Communications-8.6%
BBB+   Sprint Capital Corp.
         6.875%, 11/15/28...................      60,000        51,087,840
BBB+   WorldCom, Inc. - MCI Group
         8.25%, 5/15/31.....................      55,000        54,094,645
                                                           ---------------
                                                               105,182,485
                                                           ---------------

       Communications - Mobile-6.6%
BBB    AT&T Wireless Services, Inc.
         8.75%, 3/01/31(a)..................      55,000        57,295,755
B      Nextel Communications, Inc.
         9.375%, 11/15/09...................      30,000        23,850,000
                                                           ---------------
                                                                81,145,755
                                                           ---------------


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Standard &                                     Principal
Poor's                                            Amount
Ratings+                                           (000)      U.S. $ Value
--------------------------------------------------------------------------------

       Energy-2.9%
BBB    Duke Energy Field Services
         8.125%, 8/16/30....................    $ 19,375   $    20,258,713
BBB    PG&E National Energy Group, Inc.
         10.375%, 5/16/11(a)................      15,000        14,995,290
                                                           ---------------
                                                                35,254,003
                                                           ---------------

       Public Utilities - Electric & Gas-16.5%
BBB-   Calenergy Co., Inc.
         8.48%, 9/15/28.....................      30,000        32,411,550
BB+    Calpine Canada Energy Finance Corp.
         8.50%, 5/01/08.....................      40,000        39,047,840
BBB-   Dominion Resources Capital Trust III
         8.40%, 1/15/31.....................      44,000        45,295,272
BBB-   NRG Energy, Inc.
         8.625%, 4/01/31....................      35,000        36,589,700
BBB-   PSEG Energy Holdings, Inc.
         8.50%, 6/15/11(a)..................      26,000        25,830,740
A-     SCANA Corp.
         6.875%, 5/15/11....................      23,000        22,898,248
                                                           ---------------
                                                               202,073,350
                                                           ---------------

       Supermarket/Drug-3.6%
BBB-   Delhaize America, Inc.
         9.00%, 4/15/31(a)..................      40,600        44,283,476
                                                           ---------------

       Total Corporate Debt Obligations
         (cost $706,755,355)................                   710,478,005
                                                           ---------------

       Yankees-27.4%
       Banking-13.5%
A+     Barclays Bank Plc
         8.55%, 9/29/49(a)..................      46,200        49,960,772
B      Hanvit Bank
         12.75%, 3/01/10(a).................      24,400        26,230,000
A-     HSBC Capital Funding LP
         10.176%, 12/31/49(a)...............      35,000        43,374,345
A-     Standard Chartered Bank
         8.00%, 5/30/31(a)..................      45,000        45,715,500
                                                           ---------------
                                                               165,280,617
                                                           ---------------

       Cable-1.1%
B      United Pan-Europe Communications N.V.
       Series B
         Zero coupon, 8/01/09...............      12,000         1,980,000
         Zero coupon, 11/01/09..............      64,985        10,722,525
         Zero coupon, 2/01/10...............       3,810           590,550
                                                           ---------------
                                                                13,293,075
                                                           ---------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Shares or
Standard &                                     Principal
Poor's                                            Amount
Ratings+                                           (000)      U.S. $ Value
--------------------------------------------------------------------------------

       Communications-7.2%
A-     British Telecommunications Plc
         8.625%, 12/15/30...................    $ 45,000   $    49,238,055
BBB+   Marconi Corp. Plc
         8.375%, 9/15/30....................      47,245        39,663,642
                                                           ---------------
                                                                88,901,697
                                                           ---------------

       Communications - Fixed-1.9%
BB     Global Crossing Holdings, Ltd.
         8.70%, 8/01/07(a)..................      30,000        22,950,000
                                                           ---------------

       Communications - Mobile-3.4%
BBB+   TELUS Corp.
         8.00%, 6/01/11.....................      41,000        41,982,401
                                                           ---------------

       Public Utilities - Electric & Gas-0.3%
CCC    Empresa Electrica Del Norte, SA
         7.75%, 3/15/06(a)..................      15,000         4,237,500
                                                           ---------------

       Total Yankees
         (cost $361,247,626)................                   336,645,290
                                                           ---------------

       Sovereign Debt Obligations-5.7%
       Argentina-1.6%
B2     Republic of Argentina
         12.25%, 6/19/18(c).................      27,500        19,525,000
                                                           ---------------

       Russia-4.1%
B-     Russian Federation
         5.00%, 3/31/30(a)..................     107,500        50,820,625
                                                           ---------------

       Total Sovereign Debt Obligations
         (cost $65,197,612).................                    70,345,625
                                                           ---------------

       Preferred Stock-5.0%
       Communications-5.0%
BBB+   Centaur Funding Corp.
       Series B(a)
         (cost $58,320,875).................      57,000        60,548,535
                                                           ---------------

       U.S. Government Obligation-2.2%
AAA    U.S. Treasury Strip
         8.75%, 5/15/17
         (cost $27,099,810).................      70,000        26,934,040
                                                           ---------------


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

       Short-Term Investment-0.2%
       Time Deposit-0.2%
       State Street Euro Dollar
         3.25%, 7/02/01
         (cost $1,863,000)..................      $1,863   $     1,863,000
                                                           ---------------

       Total Investments-98.5%
         (cost $1,220,484,278)..............                 1,206,814,495
       Other assets less liabilities-1.5%...                    18,605,922
                                                           ---------------

       Net Assets-100%......................               $ 1,225,420,417
                                                           ===============

(a) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2001, these securities amounted to $497,811,763 or 40.6% of net assets.

(b) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2001.

(c)   Moody's Rating (unaudited)

+     Unaudited

      See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2001

Assets
Investments in securities, at value (cost $1,220,484,278) ..    $ 1,206,814,495
Cash .......................................................                520
Receivable for investments sold ............................         29,879,118
Interest receivable ........................................         20,811,184
Receivable for capital stock sold ..........................          7,854,965
                                                                ---------------
Total assets ...............................................      1,265,360,282
                                                                ---------------
Liabilities
Payable for investment securities purchased ................         30,613,653
Payable for capital stock redeemed .........................          5,053,591
Dividends payable ..........................................          2,570,840
Distribution fee payable ...................................            708,366
Advisory fee payable .......................................            560,025
Accrued expenses ...........................................            433,390
                                                                ---------------
Total liabilities ..........................................         39,939,865
                                                                ---------------
Net Assets .................................................    $ 1,225,420,417
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $        99,671
Additional paid-in capital .................................      1,457,392,541
Accumulated net investment loss ............................         (2,570,840)
Accumulated net realized loss on investments,
   swap contracts and options transactions .................       (215,831,172)
Net unrealized depreciation of investments .................        (13,669,783)
                                                                ---------------
                                                                $ 1,225,420,417
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($530,445,725 / 43,148,192 shares of capital stock
   issued and outstanding) .................................             $12.29
Sales charge--4.25% of public offering price ...............                .55
                                                                         ------
Maximum offering price .....................................             $12.84
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($509,952,945 / 41,476,298 shares of capital stock
   issued and outstanding) .................................             $12.30
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($185,021,747 / 15,046,975 shares of capital stock
   issued and outstanding) .................................             $12.30
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2001

Investment Income
Interest.................................   $   104,209,868
Dividends................................         4,426,500
                                            ---------------
                                                                $ 108,636,368
Expenses
Advisory fee.............................         6,501,532
Distribution fee--Class A................         1,512,251
Distribution fee--Class B................         4,893,300
Distribution fee--Class C................         1,818,889
Transfer agency..........................         1,924,592
Custodian................................           268,843
Audit and legal..........................           267,470
Printing.................................           216,735
Administrative...........................           123,000
Registration.............................           107,432
Directors' fees..........................            14,650
Miscellaneous............................            29,588
                                            ---------------
Total expenses before interest...........        17,678,282
Interest expense.........................         2,593,919
                                            ---------------
Total expenses...........................                          20,272,201
                                                              ---------------
Net investment income....................                          88,364,167
                                                              ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions..........................                         (22,523,192)
Net realized loss on options transactions                          (2,078,125)
Net change in unrealized
   appreciation/depreciation
   of investments........................                          62,106,834
                                                              ---------------
Net gain on investments..................                          37,505,517
                                                              ---------------
Net Increase in Net Assets
   from Operations.......................                     $   125,869,684
                                                              ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended         Year Ended
                                              June 30, 2001      June 30, 2000
                                             ---------------    ---------------

Increase (Decrease) in Net Assets
from Operations
Net investment income .....................  $    88,364,167    $    98,128,735
Net realized loss on investments
   and options transactions ...............      (24,601,317)       (75,417,525)
Net change in unrealized
   appreciation/depreciation of investments       62,106,834         21,383,187
                                             ---------------    ---------------
Net increase in net assets
   from operations ........................      125,869,684         44,094,397
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ................................      (39,852,341)       (40,188,323)
   Class B ................................      (35,363,025)       (42,949,087)
   Class C ................................      (13,148,801)       (14,998,194)
Distributions in excess
   of net investment income
   Class A ................................         (166,305)                -0-
   Class B ................................         (147,571)                -0-
   Class C ................................          (54,870)                -0-
Tax return of capital
   Class A ................................       (1,345,179)        (1,244,245)
   Class B ................................       (1,193,647)        (1,329,720)
   Class C ................................         (443,826)          (464,350)
Capital Stock Transactions
Net increase (decrease) ...................       63,615,261       (126,312,300)
                                             ---------------    ---------------
Total increase (decrease) .................       97,769,380       (183,391,822)
Net Assets
Beginning of period .......................    1,127,651,037      1,311,042,859
                                             ---------------    ---------------
End of period .............................  $ 1,225,420,417    $ 1,127,651,037
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Corporate Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares:
Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax return of capital and tax adjustments on defaulted securities resulted in a net increase in accumulated net realized loss on investments and options transactions, a net decrease in accumulated net investment loss and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $123,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 2001.

The Portfolio compensates Alliance Global Investor Services, Inc., (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,356,050 for the year ended June 30, 2001.

For the year ended June 30, 2001, the Portfolio's expenses were reduced by $47,969 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $111,929 from the sales of Class A shares and $32,884, $569,862 and $37,991 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2001.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $15,119,472 and $4,420,886 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $2,440,519,610 and $2,399,950,678, respectively, for the year ended June 30, 2001. There were purchases of $1,692,476,918 and sales of $1,745,548,151 of U.S. government and government agency obligations for the year ended June 30, 2001.

At June 30, 2001, the cost of investments for federal income tax purposes was $1,220,898,364. Accordingly, gross unrealized appreciation of investments was $29,739,267 and gross unrealized depreciation of investments was $43,823,136 resulting in net unrealized depreciation of $14,083,869.

At June 30, 2001, the Portfolio had a net capital loss carryforward for federal income tax purposes of $195,352,782, of which $2,817,216 expires in the year 2003, $3,517,339 expires in the year 2004, $8,737,781 expires in 2007,
$125,726,446 expires in 2008 and $54,554,000 expires in 2009. The Portfolio incurred and elected to defer post October losses of $20,064,304 for the period ended June 30, 2001. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

1. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

For the year ended June 30, 2001, the Portfolio did not engage in written options transactions.

2. Swap Agreements

The Portfolio enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid during the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation/depreciation of investments and swap contracts.

At June 30, 2001, the Portfolio had no outstanding swap agreements.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated

--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      -----------------------------   ------------------------------
                                 Shares                            Amount
                      -----------------------------   ------------------------------
                       Year Ended       Year Ended       Year Ended       Year Ended
                         June 30,         June 30,         June 30,         June 30,
                             2001             2000             2001             2000
                      --------------------------------------------------------------
Class A
Shares sold            15,779,556        8,595,292    $ 193,640,456    $ 104,864,011
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         1,982,252        1,923,072       24,235,882       23,463,501
------------------------------------------------------------------------------------
Shares converted
  from Class B          2,054,121        4,574,088       25,189,831       55,819,483
------------------------------------------------------------------------------------
Shares redeemed       (16,430,350)     (13,442,052)    (201,080,837)    (164,338,377)
------------------------------------------------------------------------------------
Net increase            3,385,579        1,650,400    $  41,985,332    $  19,808,618
====================================================================================

Class B
Shares sold            10,673,860        7,899,273    $ 131,715,027    $  96,549,906
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         1,572,516        1,881,127       19,234,682       22,986,007
------------------------------------------------------------------------------------
Shares converted
  to Class A           (2,053,240)      (4,572,871)     (25,189,831)     (55,819,483)
------------------------------------------------------------------------------------
Shares redeemed        (8,761,626)     (15,648,853)    (107,233,710)    (191,482,344)
------------------------------------------------------------------------------------
Net increase
  (decrease)            1,431,510      (10,441,324)   $  18,526,168    $(127,765,914)
====================================================================================

Class C
Shares sold             4,521,923        8,528,894    $  55,950,266    $ 104,421,065
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           662,673          728,939        8,103,794        8,911,918
------------------------------------------------------------------------------------
Shares redeemed        (4,978,199)     (10,767,742)     (60,950,299)    (131,687,987)
------------------------------------------------------------------------------------
Net increase
  (decrease)              206,397       (1,509,909)   $   3,103,761    $ (18,355,004)
====================================================================================

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

For the year ended June 30, 2001, the maximum amount of reverse repurchase agreements outstanding was $196,013,750, the average amount outstanding was approximately $48,010,063, and the daily weighted average interest rate was 5.34%.

At June 30, 2001, the Portfolio had no outstanding reverse repurchase agreements.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2001.

NOTE H

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                    Class A
                                ---------------------------------------------------------------------------
                                                              Year Ended June 30,
                                ---------------------------------------------------------------------------
                                       2001            2000            1999            1998            1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period .......        $11.91          $12.49          $14.19          $14.19          $13.29
                                ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....           .97            1.04            1.06            1.08            1.15
Net realized and unrealized
  gain (loss) on investment
  transactions and swap
  contracts .................           .42            (.55)          (1.64)            .12             .97
                                ---------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ...........          1.39             .49            (.58)           1.20            2.12
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.97)          (1.04)          (1.07)          (1.08)          (1.22)
Distributions in excess of
  net investment income .....          (.01)             -0-           (.01)           (.12)             -0-
Tax return of capital .......          (.03)           (.03)           (.04)             -0-             -0-
                                ---------------------------------------------------------------------------
Total dividends and
  distributions .............         (1.01)          (1.07)          (1.12)          (1.20)          (1.22)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period .............        $12.29          $11.91          $12.49          $14.19          $14.19
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(b) .....         12.03%           4.11%          (4.08)%          8.66%          16.59%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........      $530,446        $473,578        $476,141        $510,397        $370,845
Ratio of expenses to average
  net assets ................          1.31%           1.12%           1.11%           1.05%           1.12%
Ratio of expenses to average
  net assets, excluding
  interest expense ..........          1.09%           1.11%           1.11%           1.05%           1.12%
Ratio of net investment
  income to average
  net assets ................          7.95%           8.51%           8.13%           7.52%           8.34%
Portfolio turnover rate .....           340%            302%            281%            244%            307%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                    Class B
                                ---------------------------------------------------------------------------
                                                              Year Ended June 30,
                                ---------------------------------------------------------------------------
                                       2001            2000            1999            1998            1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period .......        $11.92          $12.49          $14.19          $14.19          $13.29
                                ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....           .88             .95             .97             .98            1.05
Net realized and unrealized
  gain (loss) on investment
  transactions and swap
  contracts .................           .42            (.54)          (1.64)            .13             .98
                                ---------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ...........          1.30             .41            (.67)           1.11            2.03
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.88)           (.95)           (.98)           (.98)          (1.13)
Distributions in excess of
  net investment income .....          (.01)             -0-           (.01)           (.13)             -0-
Tax return of capital .......          (.03)           (.03)           (.04)             -0-             -0-
                                ---------------------------------------------------------------------------
Total dividends
  and distributions .........          (.92)           (.98)          (1.03)          (1.11)          (1.13)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period .............        $12.30          $11.92          $12.49          $14.19          $14.19
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(b) .....         11.24%           3.39%          (4.77)%          7.95%          15.80%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........      $509,953        $477,259        $630,631        $672,374        $480,326
Ratio of expenses to average
  net assets ................          2.03%           1.83%           1.82%           1.75%           1.82%
Ratio of expenses to average
  net assets, excluding
  interest expense ..........          1.81%           1.83%           1.82%           1.75%           1.82%
Ratio of net investment
  income to average
  net assets ................          7.18%           7.77%           7.41%           6.80%           7.62%
Portfolio turnover rate .....           340%            302%            281%            244%            307%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ---------------------------------------------------------------------------
                                                                    Class C
                                ---------------------------------------------------------------------------
                                                              Year Ended June 30,
                                ---------------------------------------------------------------------------
                                       2001            2000            1999            1998            1997
                                ---------------------------------------------------------------------------
Net asset value,
  beginning of period .......        $11.91          $12.49          $14.19          $14.19          $13.29
                                ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....           .89             .94             .97             .99            1.04
Net realized and unrealized
  gain (loss) on investment
  transactions and swap
  contracts .................           .42            (.54)          (1.64)            .12             .99
                                ---------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ...........          1.31             .40            (.67)           1.11            2.03
                                ---------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.89)           (.95)           (.98)           (.99)          (1.13)
Distributions in excess of
  net investment income .....            -0-             -0-           (.01)           (.12)             -0-
Tax return of capital .......          (.03)           (.03)           (.04)             -0-             -0-
                                ---------------------------------------------------------------------------
Total dividends
  and distributions .........          (.92)           (.98)          (1.03)          (1.11)          (1.13)
                                ---------------------------------------------------------------------------
Net asset value,
  end of period .............        $12.30          $11.91          $12.49          $14.19          $14.19
                                ===========================================================================
Total Return
Total investment return based
  on net asset value(b) .....         11.33%           3.30%          (4.77)%          7.95%          15.80%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........      $185,022        $176,814        $204,271        $254,530        $174,762
Ratio of expenses to average
  net assets ................          2.03%           1.83%           1.81%           1.75%           1.82%
Ratio of expenses to average
  net assets, excluding
  interest expense ..........          1.81%           1.82%           1.81%           1.75%           1.82%
Ratio of net investment
  income to average
  net assets ................          7.22%           7.75%           7.37%           6.83%           7.61%
Portfolio turnover rate .....           340%            302%            281%            244%            307%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 27

---------------------------
REPORT OF ERNST & YOUNG LLP
       INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Bond Fund Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Corporate Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Corporate Bond Portfolio at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 8, 2001


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

portfolio

The collection of securities that make up a fund's or an investor's investments.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO O 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Senior Vice President
Matthew Bloom, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO o 33

Alliance Bond Fund Corporate Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

CBPAR601